                      NUTRITION MANAGEMENT SERVICES COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2004

To the Shareholders:

     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania  corporation
(the  "Company"),  will be held at the  Collegeville Inn Conference and Training
Center,  3978 Ridge Pike,  Collegeville,  PA, 19426, on April 22, 2004, at 10:00
A.M., Local Time, for the following purposes:

     1.   To elect  seven (7) members of the Board of  Directors  to serve until the next annual  meeting of  shareholders  and until their  successors have been duly elected and qualified. THE BOARD UNANIMOUSLY RECOMMENDS
          A VOTE  FOR  THE  ELECTION  OF  EACH OF THE  BOARD'S  NOMINEES  ON THE
          ENCLOSED WHITE PROXY CARD.

     2.   To consider and act upon a shareholder  proposal,  requesting  that we justify the continued investment in the Collegeville Inn facility. THE
          BOARD  UNANIMOUSLY  RECOMMENDS  A VOTE  AGAINST  THIS  PROPOSAL ON THE
          ENCLOSED WHITE PROXY CARD.

     3.   To transact such other  business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors  has fixed the close of business on April 5, 2004 as the  record  date for the  Meeting.  Only  shareholders  of  record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                         By Order of the Board of Directors

                                         JOSEPH V. ROBERTS
                                         CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated:      Kimberton, Pennsylvania
            April 5, 2004

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
               IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

                      NUTRITION MANAGEMENT SERVICES COMPANY
                               2071 KIMBERTON ROAD
                          KIMBERTON, PENNSYLVANIA 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy  Statement is being  furnished to  shareholders  by the Board of
Directors of Nutrition  Management Services Company, a Pennsylvania  corporation
(the "Company"),  in connection with the solicitation of the accompanying  Proxy for  use at the  2003  Annual  Meeting  of  Shareholders  of  the  Company  (the
"Meeting") to be held at Collegeville Inn Conference and Training  Center,  4000
Ridge Pike, Collegeville,  Pennsylvania, 19426 on April 22, 2004, at 10:00 A.M.,
Local Time, or at any adjournment thereof.

     The  principal  executive  offices  of the  Company  are  located  at  2071
Kimberton Road,  Kimberton,  Pennsylvania  19442.  The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to shareholders is April 9, 2004.

                        RECORD DATE AND VOTING SECURITIES

     Only  shareholders of record at the close of business on April 5, 2004, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the  Meeting  and any  adjournment  thereof.  As of the close of business on the Record  Date,  there were  2,747,000  outstanding  shares of the
Company's Class "A" common stock,  no par value (the Class "A" "Common  Stock").
Each of such shares is entitled to one vote.  As of the close of business on the
Record Date,  there were 100,000  outstanding  shares of the Company's Class "B"
Common  Stock,  no par value (the "Class B Common  Stock").  Each of the Class B common  shares is entitled to seven  votes.  The Class "A" Common  Stock and the
Class "B" Common  Stock are  sometimes  collectively  referred  to herein as the
"Common  Stock."  There was no other class of voting  securities  of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

     Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the  instructions contained therein.  If no specification is indicated on the Proxy, the shares of
Common Stock represented thereby will be voted (i) for the election as Directors of the persons who have been  nominated by the Board of Directors,  (ii) against the  shareholder  proposal,  and (iii) for any other matter that may properly be brought  before the  Meeting in  accordance  with the  judgment of the person or persons voting the Proxies.  If a signed Proxy Card is returned by a stockholder and expressly  reflects an abstention  upon any proposal,  the shares  evidenced thereby  will be counted  towards the quorum  necessary  to convene the meeting.
Abstentions and broker  non-votes are not counted as votes cast on any matter to

                                       -2-

which  they  relate.  The  execution  of  a  Proxy  will  in  no  way  affect  a shareholders' right to attend the Meeting and vote in person. Any Proxy executed and returned by a shareholder  may be revoked at any time  thereafter if written notice of  revocation is given to the Secretary of the Company prior to the vote to be taken at the  Meeting,  or by  execution  of a  subsequent  proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot,  except as to any  matter or  matters  upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

     The cost of  solicitation  of the Proxies being  solicited on behalf of the
Board of Directors  will be borne by the Company.  In addition to the use of the mails,  proxy  solicitation  may be made by  telephone,  telegraph  and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

     Directors  shall be elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.

     Approval of the shareholder  proposal  requires the affirmative vote of the holders of a  majority  of the shares of Common  Stock  entitled  to vote at the meeting and represented in person or by proxy.

                                       -3-

                               SECURITY OWNERSHIP

     The  following  table sets forth  information  concerning  ownership of the
Company's  Common  Stock,  as of the Record Date, by each person known to be the beneficial  owner of more than five percent of the Common Stock,  each director, nominees  for  director,  and by all  directors  and  executive  officers of the
Company as a group:

                                                              Percentage of
     Name and Address                       Shares             Outstanding      Percentage of
    of Beneficial Owner                 Beneficially Owned     Common Stock     Voting Power(1)
    -------------------                 ------------------     ------------     ---------------
Joseph V. Roberts                        1,958,000(2)(3)          68.8%              74.2%
2071 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                           126,233(3)              4.4%               3.7%

Michael Gosman                              15,000(4)               *                  *

Samuel R. Shipley, III                      21,000(5)               *                  *

Michelle Roberts-O'Donnell(6)                1,929                  *                  *

Jane Scaccetti                              15,000(4)               *                  *

Richard Kresky                               7,775                  -                  -

All executive officers and               2,039,937(2)(3)          70.3%              75.4%
Directors as a Group (7 persons)                  (4)(5)

---------------------
* Less than 1%

(1)  Calculated  on the basis of the Class A Common  Stock  having  one vote per share and the Class B Common Stock having seven votes per share.

(2)  Mr.  Roberts  owns  1,858,000  shares of Class A Common  Stock and  100,000 shares of Class B Common Stock. Mr. Roberts' beneficial  ownership does not include shares held by his adult son and his adult daughter and Mr. Roberts disclaims any beneficial ownership of such stock.

(3)  Mr.  Roberts  has granted Ms.  Hill an  immediately  exercisable  option to purchase  105,000  shares of his Class A Common shares at an exercise price of $4.00 per share. Accordingly,  with respect to shares beneficially owned by all  executive  officers and  Directors,  such  105,000  shares are only counted one time.

(4)  Consists of  presently  exercisable  options to purchase  15,000  shares of
     Class A Common Stock at an exercise price of $4.00 per share.

(5)  Includes presently exercisable options to purchase 15,000 shares of Class A
     Common Stock at an exercise price of $4.00 per share.

(6)  Michelle Roberts-O'Donnell is the daughter of Joseph V. Roberts.

                                      -4-

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Unless otherwise specified,  all Proxies received will be voted in favor of the election of the persons  named below as  directors of the Company,  to serve until the next  Annual  Meeting of  Shareholders  of the Company and until their successors  shall be duly  elected  and  qualified.  The  terms  of the  current directors  expire at the Meeting and when their  successors are duly elected and qualified.  Management has no reason to believe that any of the nominees will be unable or  unwilling  to serve as a  director,  if  elected.  Should  any of the nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted  for  substitute  nominees  selected  by the  Board of  Directors.  All nominees are currently  directors of the Company.  The names of the nominees and certain information concerning them are set forth below:

                                                                                                     First Year
      Name                             Principal Occupation                             Age        Became Director
      ----                             --------------------                             ---        ---------------

Joseph V. Roberts                Chairman  of the  Board  and Chief  executive           57              1979
                                 Officer  of the Company

Kathleen A. Hill                 Secretary and Chief Operating Officer of the            49              1979
                                 Company

Michael Gosman                   Principal at Sabel Investments, Needham,                40              1993
                                 Massachusetts

Samuel R. Shipley, III           Investment Banker-Shipley Raidy Capital                 63              1995
                                 Partners, LP Philadelphia, PA

Michelle Roberts-O'Donnell       Vice President Operations & Business                    34              1997
                                 Development of the Company

Jane Scaccetti                   CPA, Principal Shareholder Drucker &                    49              1994
                                 Scaccetti, P.C. Philadelphia, PA

Richard Kresky                   Consultant; Retired Vice President of                   62              1999
                                 Marriott Corporation, Washington, D.C.

                                      -5-

     Joseph V.  Roberts,  has been  Chairman  of the  Board and Chief  Executive
     Officer of the Company since its inception in March, 1979.

     Kathleen A. Hill,  has been  President and Chief  Operating  Officer of the
     Company since June 1995;  Chief Operating  Officer of the Company from 1991 to 1995;  Senior  Vice  President  of the  Company  from 1985 to 1991;  and
     Secretary of the Company and a Director since 1979.

     Michael  Gosman  has  been  a  Principal  at  Sabel  Investments,  Needham,
     Massachusetts  since its inception in September 2000.  Prior thereto,  from
     1997 to 2000,  Mr. Gosman was a Consultant,  Executive  Vice  President and
     Director  of  CareMatrix  Corporation,   Needham,   Massachusetts.  He  was
     Executive Vice President of Continuum Care Corporation,  Wellsley, MA, from
     1990 to 1996. From 1987 until 1990, Mr. Gosman was a financial analyst with
     Meditrust located in Waltham, MA.

     Samuel R.  Shipley,  III has been the  Managing  Director of Shipley  Raidy
     Capital Partners,  LP, an investment banking firm in West Conshohocken,  PA since 1993.  From 1983 to 1993,  Mr.  Shipley was the Managing  Director of
     Philadelphia  First Group, an investment banking firm in West Conshohocken,
     PA. For more than fifteen years, Mr. Shipley has been a senior executive in the investment  banking  industry,  with specialties in corporate  finance, mergers and acquisitions, and valuations.

     Michelle Roberts-O'Donnell, has served in various capacities at the Company
     since  1987,  most  recently  as  Vice  President   Operations  &  Business
     Development.

     Richard Kresky is retired.  Previously he was employed in the food services industry  for 35  years,  most  recently  as  Vice  President  of  Marriott
     Corporation,  Washington,  D.C. He held  senior  operation  positions  with
     Interstate United, Stouffers and Service Systems prior to their acquisition by  Marriott.  Mr.  Kresky is a  founding  member of the  Society  for Food
     Service  Management,  serving  three terms on the Board of Directors  and a year as the President of the organization in 1996.

     Jane  Scaccetti  has been a  shareholder  at Drucker & Scaccetti,  P.C. and prior thereto was a partner at the accounting  firm of Laventhol & Horwath.
     Ms.  Scaccetti has over 22 years  experience in tax and financial  services for the family-owned and entrepreneurially driven business.

MEETINGS

     The Board of Directors held three  meetings  during the year ended June 30,
2003. All Directors  attended at least 75% of such meetings  except for Michelle
Roberts-O'Donnell  who attended two meetings.  From time to time, the Members of the Board of Directors act by unanimous  written consent pursuant to the Laws of the Commonwealth of Pennsylvania.

     The Board of Directors does not have a Nominating Committee,  the customary functions of which are performed by the entire Board of Directors.  The Board of
Directors  has  determined  that  it is  appropriate  not to  have a  nominating committee  because of the relatively  small size of the Board of Directors,  and

                                      -6-

because the entire Board of Directors effectively functions in the capacity of a nominating committee.

     The Board of Directors considers recommendations for director nominees from a wide  variety of sources,  including  business  contacts,  community  leaders, third-party advisory services and members of management.  The Board of Directors also  considers  shareholder  recommendations  for  director  nominees  that are properly  received in accordance with the Company's  Bylaws and applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

     The Board of Directors  believes that all of its directors  should have the highest  personal  integrity  and  have a  record  of  exceptional  ability  and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The  Board of  Directors  evaluates  director  candidates  based on a number  of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors, his or her past performance.

     The Board of Directors  initially  evaluates a  prospective  nominee on the basis of his or her resume and other  background  information that has been made available to them.  A member of the Board of Directors  will contact for further review  those  candidates  who they  believes are  qualified,  who may fulfill a
specific  Board  of  Directors  need  and  who  would   otherwise  best  make  a
contribution to the Board of Directors.

     The Board of Directors has an Audit Committee,  which reviews the Company's financial  statements and accounting  policies,  resolves potential conflicts of interest,  receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and  supervision of internal  accounting  personnel and the adequacy of internal accounting  controls.  The Audit Committee held six meetings during the fiscal year ended June 30, 2003.  For the fiscal year ended June 30,  2003,  the members of the Audit  Committee  were  Samuel  Shipley and Jane  Scaccetti.  All members of the Company's  Audit  Committee are  independent as  independence  is defined  in Rule  4200(a)(15)  of the  NASD  listing  standards.  The  Board  of
Directors  has  adopted a written  charter  for the  Audit  Committee  which was included  in the  Company's  proxy  statement  for its 2001  annual  meeting  of stockholders.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board has furnished the following  report on its activities with respect to its oversight responsibilities during the fiscal year ended June 30, 2003. The report is not deemed to be "soliciting  material" or to be "filed" with the Securities and Exchange Commission ("SEC") or subject to the
SEC's proxy rules or to the  liabilities  of Section 18 of the Exchange Act, and the  report  shall not be deemed  incorporated  by  reference  into any prior or subsequent  filing by the Company under the  Securities Act of 1933, as amended, or the  Exchange  Act,  except  to the  extent  that  the  Company  specifically incorporates it by reference to such filing.

                                      -7-

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with BDO Seidman,  LLP, the Company's  independent auditors for the fiscal year ended June 30, 2003.  The Audit  Committee  has received the written disclosures and the letter from BDO Seidman, LLP, as required by the Independent
Standards  Board  Standard No. 1, and has  discussed  with Bdo Seidman,  LLP the independence of BDO Seidman,  LLP. Based on the review and discussions involving the foregoing,  the Audit  Committee  recommended to the Board of Directors that the audited financial  statements be included in the Company's annual report for the fiscal year ended June 30, 2003.

     Submitted by the Audit Committee

          Samuel R. Shipley
          Jane Scaccetti

PROCEDURES FOR CONTACTING DIRECTORS

     The Board of Directors has  established a process for  shareholders to send communications  to the Board.  Shareholders  may  communicate  with the Board of
Directors  generally or a specific  director at any time by writing to: Kathleen
A. Hill,  Secretary,  Nutrition  Management Services Company, Box 725, Kimberton
Road,  Kimberton,  Pennsylvania,  19442.  The  Secretary  reviews  all  messages received, and forwards any message that reasonably appears to be a communication from a shareholder  about a matter of shareholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  shareholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  shareholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

RECOMMENDATION

     The Board of Directors recommends a vote FOR all of the Nominees.

                                      -8-

                             EXECUTIVE COMPENSATION

     The table set forth below shows all annual and long-term  compensation  for services  accrued by the Company for  services in all  capacities  for the years ended June 30, 2003,  2002 and 2001 of those  persons who were, at June 30, 2003
(i) the Chief  Executive  Officer and (ii) the Chief  Operating  Officer,  whose compensation exceeded $100,000 in fiscal year 2003.

                         SUMMARY COMPENSATION TABLE (1)

                                           Annual Compensation                 Long-Term Compensation

                                       Fiscal Base                             Award               All
Name and Capacity Served               Year   Salary       Bonus      Other   Options   Payouts   Other(2)
------------------------               ----   ------       -----      -----   -------   -------   --------

Joseph V. Roberts                      2003   312,212         0         0         0         0    67,849
Chairman and Chief                     2002   305,004         0         0         0         0    67,320
Executive Officer                      2001   310,068         0         0         0         0    50,354

Kathleen A. Hill                       2003   228,899         0         0         0         0     5,052
Director, Chief Operating              2002   222,674         0         0         0         0     4,415
Officer and Secretary                  2001   227,480      60,000       0         0         0     2,249

(1)  Presentation of all compensation is on an accrual basis.
(2)  Includes  the  amount of life  insurance  premiums  paid on behalf of these executives.

                               STOCK OPTION GRANTS

     During the fiscal  years ended June 30,  2003,  2002 and 2001 there were no stock options granted to any executive officer of the Company.

EMPLOYMENT AGREEMENTS

     The Company currently has no employment agreements with either its Chairman and Chief Executive Officer or its Chief Operating Officer.

DIRECTORS COMPENSATION

     Directors  who are  employees  of the  Company  do not  receive  additional compensation  for  their  services  as  Directors.  Non-employee  Directors  are compensated for their services at the rate of $500 for each meeting attended and
$250 for each meeting participated in by telephone. During the fiscal year ended
June 30, 2003, non-employee Directors received $10,500 in compensation.

                                      -9-

EQUITY COMPENSATION PLAN INFORMATION

Plan category                   Numbers of securities       Weighted-average       Number of securities
                                to be issued upon           exercise price of      remaining available
                                exercise of                 outstanding options,   for future issuance
                                outstanding options,        warrants and           under equity
                                warrants and rights              (b)               compensation plans
                                        (a)                                        (excluding securities
                                                                                   reflected in column (a))
                                                                                             (c)
Equity compensation
plans approved by
security holders                    82,750                       4.00                     None (1)

Equity compensation
plans not approved by
security holders                      None                        --                         --

(1)  The  Company's  1991  Incentive  and  Non-Qualified  Stock  Option Plan has
     expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its executive  offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts.  The term of the lease is for ten years,  and the  Company  has the  option  to  renew  the  lease,  on three  occasions,  for additional  two-year periods each. Rent for the first five years of the lease is fixed. Rent for the term remaining  thereafter shall be determined based on then prevailing market rates.  During the fiscal year ended June 30, 2003, the rental expenses paid to Ocean 7, Inc. totaled $255,587.

     Management  believes that the terms of the transaction  described herein is comparable to those generally available to unaffiliated third parties.

ANNUAL REPORT

     All  shareholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2003 Annual Report for the year ended June 30, 2003, which contains  certified  consolidated  financial statements of the Company and its subsidiaries for the year ended June 30, 2003.

     ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN,  WITHOUT  CHARGE,  A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2003 (WITHOUT
EXHIBITS)  AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,  BY WRITTEN
REQUEST TO THE COMPANY'S  SECRETARY,  NUTRITION MANAGEMENT SERVICES COMPANY, 725
KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

                                      -10-

     THE BOARD  UNANIMOUSLY  RECOMMENDS  A VOTE FOR THE  ELECTION OF EACH OF THE
BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                                      -11-

                        PROPOSAL 2 - SHAREHOLDER PROPOSAL

     The Company has been  informed  that Timothy J.  Stabosz,  residing at 1307
Monroe Street,  La Porte,  Indiana 46350,  beneficial  owner of 21,334 shares of
Class A Common  Stock of the Company has notified the Company that he intends to present the following proposal at the Meeting:

     RESOLVED:

     That the shareholders of Nutrition Management Services Company request that the board of  directors,  and the  company's 69%  controlling  shareholder,  Mr.
Joseph Roberts, SUBSTANTIVELY, DEFINITIVELY, and EXPLICITLY justify, in writing, the company's  continued  investment in the Collegeville  Inn facility,  and how operating a cash-hemorrhaging restaurant, banquet hall, and conference center is
"necessary  and  appropriate"  to the business  model of an  institutional  food service provider.

     SHAREHOLDER SUPPORTING STATEMENT

     The Company's  financial  results  generally,  and the  performance  of the
Collegeville Inn as a reporting segment specifically, have been deteriorating at an alarming rate in recent years.  While  acknowledging the proud history of the
Collegeville  Inn,  this  shareholder  has also  DESPERATELY  wondered for years whether  or not the  costs of the  Company's  training  could  be  substantially reduced if it were  brought "in house,"  and the WHOLE of the  Collegeville  Inn facility  were sold.  It is not  surprising  that there exists no answer to this question, since, other than mandated SEC filings, management has stopped issuing press releases related to quarterly  earnings,  or any other material  corporate matter.  This shareholder has seen NO public evidence suggesting that management has  performed  a  comprehensive  strategic  evaluation  of whether  the ongoing operating losses at Collegeville justify the continued investment. Therefore, it is  perfectly  logical for outside  shareholders  like me to be worried that the controlling shareholder may be too proud to "bite the bullet," and do what needs to be done to GET NUTRITION MANAGEMENT BACK TO PROFITABILITY.

     The  Collegeville  Inn's losses have been  increasing in recent  times.  In fact, it is now losing a staggering  $130,000 per month. If the Company sold the facility off,  substantially  reducing debt and interest expense in the process, while  simultaneously  moving its training  into a nondescript  office  building somewhere, wouldn't this significantly reduce costs? Management needs to explain to the outside  shareholders,  who see the  nonstop red ink at the  Collegeville facility,  why this  "cost  center"  cannot  be  improved  upon...and  why it is necessary  to the  business  model  of a food  service  provider  to  operate  a money-losing  restaurant,  conference,  and  banquet  center,  as an  impressive
"trophy" property.

     The fact that, as of this writing, the company's stock has been languishing at a 20 cent bid for months on end,  despite  having roughly a $2 per share book value,  indicates that the  marketplace is steeply  discounting the value of the
Company's assets. One of the ways that management can appropriately  address the pitiful  shareholder value here is by "rationalizing"  the Company's asset base, in order to reduce costs, and generate higher returns on invested capital.  I am convinced  that  the  Collegeville  Inn  "problem"  is the  centerpiece  of this strategic  imperative.

                                      -12-

                                       2

It is unfortunate  that  management's  abject failure to adequately  communicate with its outside shareholders  regarding the intellectual rigor of the strategic focus has brought  about a  resolution  such as this...a  resolution  whose sole purpose  is to hold  this  board  and  management  team  accountable  to ALL the shareholders. Your vote FOR this proposal is requested.

       BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL

     For the  reasons set forth  below,  the Board of  Directors  of the Company believes that the approval of the proposed  resolution  would not be in the best interest of the Company or its shareholders.

     Implicit in the shareholder  proposal is a suggestion that the Company sell the Collegeville Inn facility.  Consistent with its fiduciary duty, the Board of
Directors seeks to manage the Company's affairs in a manner it believes to be in the best interests of the Company and its  shareholders.  To this end, the Board of Directors  will  carefully  consider any bona fide proposal which it believes has the potential to increase shareholder value,  including a bona fide proposal for the sale of  property  of the  Company.  However,  the  Board  of  Directors
believes  it can only  function  effectively  and be in a position  to  maximize shareholder  value if matters  pertaining  to strategic  planning of the Company
(i.e.,   disposition  of  significant   assets  of  the  Company)  is  conducted
confidentially.

     Therefore,  in the  future  should  it  become  apparent  to the  Board  of
Directors  that the  disposition of any of the assets of the Company would be in the best  interest of the Company and its  shareholders,  then such plans can be developed  discreetly,  without  the fear of adverse  disruptions  of the public market  for  the  Company's  shares  and  without  disturbing  ongoing  valuable relationships that the Company maintains.

     Management  welcomes  input  from  the  Company's   shareholders  and  will
carefully  consider  meaningful  suggestions it receives to increase or maximize shareholder  value.  However,  for the  reasons  set forth  above,  the Board of
Directors  unanimously  urges a vote against the foregoing  proposal.  THE BOARD
UNANIMOUSLY  RECOMMENDS A VOTE AGAINST THIS PROPOSAL ON THE ENCLOSED WHITE PROXY
CARD.

                                      -13-

                              SHAREHOLDER PROPOSALS

     In order to be  considered  for  inclusion  in the  proxy  materials  to be distributed in connection  with the next Annual Meeting of  Shareholders  of the
Company,  shareholders  proposals  for such  meeting  must be  submitted  to the
Company no later than July 21, 2004.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated  under the Securities and Exchange Act of 1934, as amended.  The  amendment to Rule  14a-4(c)(1)  governs the  Company's use of its discretionary  proxy voting  authority  with respect to a  stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

     With respect to the Company's 2004 Annual Meeting of  Stockholders,  if the
Company is not provided notice of a stockholder proposal,  which the stockholder has not  previously  sought to  include in the  Company's  proxy  statement,  by
October 4, 2004 the  Company  will be allowed  to use its  voting  authority  as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The  accounting  firm of BDO  Seidman,  LLP ("BDO  Seidman")  served as the
Company's  independent  public  accountants  for the fiscal  year ended June 30,
2003. Such firm has no other relationship to the Company or its affiliates.  The
Board of Directors has selected BDO Seidman to serve as the  independent  public accountants  of the Company for the current  fiscal year ending June 30, 2004. A representative of BDO Seidman is not expected to attend the Annual Meeting,  and such  representative  will have the  opportunity  to make a  statement  if he so desires  and  will  be  available  to  respond  to  appropriate  questions  from shareholders.

AUDIT FEES

     BDO Seidman  billed the  Company  $41,000  for the  following  professional services:  audit of the Company's annual consolidated  financial  statements for the fiscal year ended June 30, 2003 included in its annual report on Form 10-K.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     BDO Seidman did not render any  professional  service  related to financial information systems design and implementation services for the fiscal year ended
June 30, 2003.

ALL OTHER FEES

     BDO Seidman billed the Company  $12,000 for other services  rendered during the fiscal year ended June 30, 2003.

                                      -14-

     The audit committee has considered  whether the provision by BDO Seidman of the services  covered by the fees other than the audit fees is  compatible  with maintaining BDO Seidman's independence and believes that it is compatible.

     In  September  2003,  the Audit  Committee of the Board of Directors of the
Registrant  dismissed  Grant  Thornton  LLP ("Grant  Thornton")  as  independent accountants to the  Registrant and appointed BDO Seidman as the new  independent accountants  to the  Registrant.  Grant  Thornton's  accountant's  report on the financial statements of the Registrant for the past two years and any subsequent interim period through the date of dismissal did not contain an adverse  opinion or a disclaimer of opinion and was not qualified or modified as to  uncertainty, audit scope, or accounting principles.  There were no other reportable events or disagreements  with  Grant  Thornton  to report in  response  to Item  304(a) of
Regulation S-K.

PRE-APPROVAL POLICIES

     All  audit  and  non-audit  services  to  be  performed  by  the  Company's independent accountant must be approved in advance by the Audit Committee.

                                  OTHER MATTERS

     As of the date of this  Proxy  Statement,  management  knows of no  matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters  in  accordance  with  their  judgment.  Proxy  will have  discretionary authority to vote or otherwise  act,  with respect to such matters in accordance with their judgment.

                                           JOSEPH V. ROBERTS
                                           Chairman and
                                           Chief Executive Officer

                                      -15-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      NUTRITION MANAGEMENT SERVICES COMPANY
                  PROXY -- ANNUAL MEETING OF SHAREHOLDER S, 2004

     The undersigned,  a shareholder of Nutrition Management Services Company, a
Pennsylvania  corporation  (the "Company"),  does hereby  constitute and appoint
Joseph Roberts and Kathleen Hill and each of them, the true and lawful attorneys and  proxies  with full power of  substitution,  for and in the name,  place and stead of the  undersigned,  to vote all of the  shares  of  Common  Stock of the
Company that the undersigned would be entitled to vote if personally  present at the  2003  Annual  Meeting  of  Shareholders  of  the  Company  to  be  held  at
Collegeville Inn Conference and Training Center, 3978 Ridge Pike,  Collegeville,
Pennsylvania  19426 on April  22,  2004 at 10:00  a.m.,  local  time,  or at any adjournment or adjournments thereof.

     The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

(1) ELECTION OF DIRECTORS:

    The election of Joseph V. Roberts,  Kathleen A. Hill, Michael Gosman, Samuel
    M.  Shipley,  III,  Michelle  Roberts-O'Donnell,  Richard  Kresky  and  Jane
    Scaccetti.

    / / FOR              / / TO WITHHOLD AUTHORITY TO VOTE FOR ALL
    NOMINEES
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PRINT NAME(S)
    BELOW:

    --------------------------------------------

(2) SHAREHOLDER PROPOSAL

    / / FOR             / / AGAINST             / /  ABSTAIN

(3) DISCRETIONARY AUTHORITY.

                                                 (Continued on the reverse side)

                                      -16-

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
NOMINEES AS DIRECTORS,  AND IN ACCORDANCE  WITH THE DISCRETION OF THE PROXIES OR
PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated April 9, 2004, and a copy of the Company's  Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

                                               Please mark,  date, sign and mail
                                               this   proxy   in  the   envelope
                                               provided  for  this  purpose.  No
                                               postage is  required if mailed in
                                               the United States.

                                                           , 2004

                                                                           (L.S.)
                                          ---------------------------------

                                                                           (L.S.)
                                          ---------------------------------
                                                Signature(s)

                                               NOTE: Please sign exactly as your
                                               name or names appear hereon. When
                                               signing  as  attorney,  executor,
                                               administrator,     trustee     or
                                               guardian,   please  indicate  the
                                               capacity in which  signing.  When
                                               signing  as  joint  tenants,  all
                                               parties in the joint tenancy must
                                               sign.  When a proxy is given by a
                                               corporation,  it should be signed
                                               with  full  corporate  name  by a
                                               duly authorized officer.

                                      -17-